FEBRUARY 14, 2023
SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:
HARTFORD SCHRODERS ESG US EQUITY ETF SUMMARY PROSPECTUS
DATED NOVEMBER 28, 2022
HARTFORD EXCHANGE-TRADED FUNDS PROSPECTUS
DATED NOVEMBER 28, 2022
This Supplement contains new and additional information regarding Hartford Schroders ESG US Equity ETF and should be read in connection with your Summary Prospectus and Statutory Prospectus.
As of March 31, 2023, Ashley Lester will no longer serve as a portfolio manager of Hartford Schroders ESG US Equity ETF (the “Fund”). Accordingly, effective as of March 31, 2023, all references to Mr. Lester, under the headings (1) “Management” in the above referenced Summary Prospectus, (2) “Hartford Schroders ESG US Equity ETF Summary Section - Management” in the above referenced Statutory Prospectus and (3) “The Investment Managers and Sub-Advisers –  The Investment Sub-Advisers - Portfolio Managers –  ESG US Equity ETF” in the above referenced Statutory Prospectus will be deleted in their entirety.
Mei Huang, Philipp Kauer and Kristin Raassum, CFA will continue to serve as portfolio managers of the Fund. Mr. Lester’s portfolio management responsibilities will be transitioned over to the remaining portfolio managers of the Fund. Mei Huang and Phillip Kauer will become Co-Heads of Schroders Systematic Investments in March 2023.
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7611ETF
February 2023